Filed pursuant to Rule 497(e)
File No. 333-167730

CORPORATE CAPITAL TRUST, INC.
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Supplement dated October 25, 2012

To

Prospectus dated April 27, 2012
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This supplement contains information that supplements and amends certain information contained in the accompanying prospectus of Corporate Capital Trust, Inc. dated April 27, 2012, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”).  This supplement is part of, and should be read in conjunction with, the Prospectus.  The Prospectus has been filed with the Securities and Exchange Commission, and is available at www.sec.gov or by calling (866) 650-0650.  Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

Before investing in shares of our common stock, you should read carefully the Prospectus and this supplement and consider carefully our investment objective, risks, charges and expenses.  You should also carefully consider the information disclosed in the section of the Prospectus captioned “Risk Factors” before you decide to invest in our common stock.
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This supplement amends the Prospectus as follows:

This section captioned “Suitability Standards” is amended by replacing the entire paragraph thereunder designated “Kansas” with the following:

Kansas – It is recommended by the Office of the Kansas Securities Commissioner that Kansas investors not invest, in the aggregate, more than 10% of their liquid net worth in this investment and other non-traded business development companies. Liquid net worth is defined as that portion of net worth which consists of cash, cash equivalents and readily marketable securities.

This supplement further amends the Prospectus as follows:

FINANCIAL HIGHLIGHTS

At September 30, 2012 (unaudited):
Gross Assets:	$648.48 million
Indebtedness (borrowings under credit facility):	$160.92 million
Net Assets:	$450.00 million
Net Asset Value Per Share:	$9.78
Growth Rate in Gross Assets since June 30, 2012 (not annualized):	52%

Common Stock Offering Summary for the Nine Months Ended September 30, 2012
Gross Proceeds to Company:	$411.86 million

INVESTMENT PORTFOLIO UPDATE

As of September 30, 2012, our investment portfolio consisted of investment interests in 146 portfolio companies, for a total fair value of $599.9 million, excluding our short term investments. The primary investment concentrations include (i) senior debt and (ii) subordinated debt securities, which represented 66.2% and 33.8% of our debt portfolio at fair value excluding our short term investments, respectively. The debt investments in our portfolio were purchased at an average price of 99.9% of par value or stated value, as applicable.

As of September 30, 2012, 42.8% of our debt investments, based on fair value, featured floating interest rates, primarily based on London Interbank Offered Rate (or “LIBOR”), and 57.2% of our debt investments featured fixed interest rates. Approximately 82% of our floating rate assets had base interest rate floors with a weighted average of 1.49%.

As of September 30, 2012, our investment portfolio was diversified across 24 industries.  The industry composition of the Company's investment portfolio at fair value, excluding short-term investments, as of September 30, 2012 and December 31, 2011 was as follows:

Industry Composition	September 30, 2012	December 31, 2011
Media	16.0%	8.1%
Materials	13.6	3.4
Software & Services	10.2	14.6
Retailing	7.9	12.6
Capital Goods	6.5	3.4
Health Care Equipment & Services	6.0	6.9
Insurance	5.7	2.4
Technology Hardware & Equipment	5.4	4.6
Consumer Services	4.8	4.9
Telecommunication Services	4.7	9.0
Diversified Financials	3.8	7.8
Remaining Industries	15.5	22.3
Total	100.0%	100.0%

The following table summarizes our top ten portfolio companies as a percentage of portfolio fair value.

Portfolio Company	Industry	Investments	Interest Rate	Base Rate Floor	Maturity Date	% of Fair Value
Catalina Marketing Corp.	Media	Senior Debt	L + 5.50%	— %	9/29/2017	1.42%
		Subordinated Debt	10.50%	N/A	10/1/2015	3.33%
						4.75%
The Gymboree Corp.	Retailing	Senior Debt	L + 3.50%	1.50%	2/23/2018	1.86%
		Subordinated Debt	9.125%	N/A	12/1/2018	1.76%
						3.62%
Ryerson, Inc.	Materials	Senior Debt	12.00%	N/A	11/1/2015	1.56%
		Senior Debt	9.00%	N/A	10/15/2017	1.15%
		Senior Debt	L + 7.375%	— %	11/1/2014	0.68%
						3.38%
HUB International, Ltd.	Insurance	Senior Debt	L + 4.50%	— %	6/13/2017	0.85%
		Senior Debt	L + 4.75%	2.00%	12/13/2017	0.06%
		Subordinated Debt	8.13%	N/A	10/15/2018	2.41%
						3.31%
GCI, Inc.	Telecommunication Services	Subordinated Debt	8.625%	N/A	11/15/2019	1.54%
		Subordinated Debt	6.75%	N/A	6/1/2021	1.11%
						2.66%
Data Device Corp.	Capital Goods	Senior Debt	L + 6.00%	1.50%	7/11/2018	1.32%
		Senior Debt	L + 10.00%	1.50%	7/11/2019	1.31%
						2.63%
Cengage Acquisitions Learning Inc.	Media	Senior Debt	11.50%	N/A	4/15/2020	2.61%
Hubbard Radio, LLC	Media	Senior Debt	L + 7.25%	1.50%	4/30/2018	2.48%
		Senior Debt	L + 3.75%	1.50%	4/28/2017	0.09%
						2.57%
E*TRADE Financial Corp.	Diversified Financials	Subordinated Debt	12.50%	N/A	11/30/2017	2.05%
		Subordinated Debt	7.875%	N/A	12/1/2015	0.22%
		Subordinated Debt	6.75%	N/A	6/1/2016	0.00%
						2.27%
American Gaming Systems, LLC	Consumer Services	Senior Debt	L + 10.00%	1.50%	8/24/2016	2.00%
		Senior Debt	L + 10.00%	1.50%	8/24/2016	0.13%
		Senior Debt	L + 10.00%	1.50%	8/24/2016	0.13%
						2.26%
* “L” is the three month LIBOR.